WESCO International John Engel Chairman, President, and Chief Executive Officer EPG Conference – May 23, 2018

Safe Harbor Statement All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; increase in competition; expansion of business activities; supply chain disruptions, changes in supplier strategy or loss of key suppliers; personnel turnover or labor cost increases; risks related to acquisitions, including the integration of acquired businesses; tax law changes or challenges to tax matters, including uncertainties in the interpretation and application of the Tax Cuts and Jobs Act of 2017; exchange rate fluctuations; debt levels, terms, financial market conditions or interest rate fluctuations; stock market, economic or political instability; legal or regulatory matters; litigation, disputes, contingencies or claims; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2017 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com. 2

WESCO: A Leading Global Supply Chain Solutions Provider Capital Projects MRO OEM Including new construction and retrofits, renovations, and upgrades Founded One of the world’s largest distributors $7.7 Billion in #370 of the 9,100 1922 in of electrical, industrial, and Revenue Fortune 500 employees Pittsburgh, PA communications products and services …providing world-class brands and industry-leading service capabilities 3

WESCO’s Value Proposition Combining our competitive …into customized supply …that result in: differentiators… chain solutions • Long-term customer relationships and • A broad product portfolio deep familiarity with their operations • Technical expertise and a wide – Extending solutions to new range of service offerings customers within each end market – Gaining additional business with • Blue-chip customer and existing customers supplier base • Better outcomes for our customers • A global footprint – Identifying opportunities • A culture of customer service – Selecting the best solution excellence, cost control, and – Reducing their project and operating lean continuous improvement risks – Increasing their productivity and reducing their costs – Supporting their global operations – Simplifying their supply chains and outsourcing non-core activities …driving deeper customer relationships than traditional distributors and e-commerce providers 4

Competitive Differentiator: Service Capabilities 2017 Sales: $7.7B Capital Project Solutions Supply Chain Solutions Our services and technical expertise Technical Expert Solutions drive the majority of our product sales Customized Product Solutions All Other Sales …value-added services drive customer loyalty and long-term relationships 5

Example of Services Provided to a Key Utility Customer

WESCO Integrated Supply Services

Strategic Sourcing
- Define market basket
- Develop category plan
- Source to plan
- Cost evaluation
- Contract award
- Supplier relations management

Purchasing
- Spot purchases
- Stock replenishment
- Blanket management
- eStock
- PO release from customer ERP
- Demand validation

Inventory Management
- Evaluate inventory levels
- Integrate with planning and forecasting
- Catalog management
- VMI
- Vending machines
- Standardization events
- Project / outage trailers

Warehousing & Logistics
- Staff augmentation
- Cross-docking
- Shipment consolidation
- Shipment coordination
- Lean warehouse design
- Kitting / sub-assembly
- Warehouse / storeroom management
- Reclamation services

Transaction Management
- Invoice processing
- Mismatch resolution
- Expediting
- PO follow-up
- Consolidated billing
- Order acknowledgement
- Supplier payment

WESCO Solution:	Reducing Cost of Ownership	Improving Operational Efficiencies	Optimizing Incentives	Addressing Resource Constraints

...using Lean processes to deliver value throughout the supply chain

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Three Demand Streams, Four End Markets Sales by demand stream Quarterly Sales Growth by End Market(1): Longer 5 quarters Industrial 3 quarters Construction of growth of growth Capital ~50% of Projects sales 5+ years 4 quarters Utility(2) of full-year of growth CIG growth MRO ~50% of sales Shorter OEM …WESCO has a balanced exposure to shorter- and longer-cycle demand streams (1)Workday-adjusted organic sales growth for the last 12 quarters. (2)Dashed bars reflect the impact of a contract that WESCO elected not to renew at the end of 2016. 7

North America - Large and Growing Market for Capital Projects

2017 Capital Expenditures
Non-Residential and Investor-Owned Utility
($588B)



$212
$180
$73
$66
$57
Commercial Construction
Institutional Construction
Industrial Construction
Power Generation and Other
Power Transmission and Distribution

Sources: AIA, EEI (U.S.), CanaData Forecaster (Canada)

Non-Residential Construction Market Growth



-1.0%
-3.5%
2.0%
3.5%
4.5%
2015 A
2016 A
2017A
2018F
2019F

Source: NEMA

Favorable Conditions for Growth:

- Industrial recovery is only five quarters old, with multiple sources of support:
  - U.S. tax reform
  - Continued economic growth and potential re-shoring of manufacturing activities
  - Public/private infrastructure investment
- Mining, oil & gas growing after several years of decline
- Productivity and reliability
  - Aging manufacturing and utility infrastructure
  - Skilled labor shortages
  - Canadian capacity utilization >85%
- Energy efficiency and other ‘green’ initiatives

...conditions are favorable for increased capital spending and project growth

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Capital Projects Characteristics of Capital Projects • Higher return on assets • Lower inventory • Reduced handling and distribution cost • In-line operating margins WESCO Advantages Lighting Power Distribution, • Our portfolio spans all phases of construction Wire and Cable and transitions to operations • Specified solutions provide us the opportunity Datacom and to leverage supplier and customer Security relationships …supporting continued growth and operating margin expansion 9

2018 Year to Date Results First Quarter Second Quarter YTD (through May 18) • Double-digit sales, operating profit and • April sales up low-double-digits EPS growth versus prior year • April backlog at a new all-time high level • Continued positive business momentum • May sales to date up low-double-digits and growth across all end markets and geographies • Q1 backlog at an all-time high level • EBIT margin down 10 bps vs prior year, reflecting planned variable compensation re-set • Free cash flow of 105% of net income Please see our Q1 2018 earnings presentation for non-GAAP reconciliations. …reaffirming the increased 2018 outlook provided on April 26th 10

Long-Term Growth Algorithm Annual Expectations over the Long-Term Sales EPS Free Cash Flow • Market growth • ~50% operating profit • Greater than 90% of pull-through on organic net income 1% to 2% from market • growth outperformance − gross margin 1% to 3% from • improvement acquisitions − operating cost leverage • Double-digit growth …managing the business for strong EPS growth and cash generation 11

Invest in WESCO • Industry leader with deep domain expertise in electrical, industrial, construction, and utility • Proven business model and well positioned in large, fragmented markets • Blue-chip customer and supplier base • Proven acquirer and integrator in a consolidating industry • Extensive global supply chain capability • Operational excellence culture founded on lean principles • Operating margin expansion results and future potential • Strong free cash flow generation through economic cycle …strong company with proven and effective supply chain solutions 12

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